UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ___________
                                    FORM 8-K
                                   ___________




                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (date of earliest event reported): October 24, 2003


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



        New Jersey                         1-10518             22-2553159
_______________________________   ______________________  ____________________
(State or other jurisdiction of)  Commission File Number) (I.R.S. Employer
 incorporation or organization)                            Identification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                      07663
__________________________________________                  __________________
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (201) 703-2265


                                 Not Applicable
________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

On October 22, 2003, Interchange Financial Services Corporation issued a press release reporting earnings for the third quarter period ending September 30, 2003. A copy of the company's press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statement and Exhibits

(c)      Exhibits

99.1     Press Release of Interchange Financial Services Corporation dated
                         October 22, 2003.

                                    SIGNATURE
                                    __________

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 24, 2003               Interchange Financial Services Corporation



                                By:  /s/ Charles T. Field
                                     __________________________
                                     Charles T. Field
                                     Senior Vice President & CFO